EXHIBIT 10.2

                              AMENDED AND RESTATED
                         1997 EQUITY PARTICIPATION PLAN
                            of TRIARC COMPANIES, INC.
                         (as amended through 5/19/2005)


1.  Purpose

     The purpose of the Amended and Restated 1997 Equity Participation Plan (the "Plan") of Triarc Companies, Inc. (the "Company") is to promote the interests of the Company and its stockholders by (i) securing for the Company and its stockholders the benefits of the additional incentive inherent in the ownership of the capital stock of the Company (the "Capital Stock") by key employees of, and key consultants to, the Company and its subsidiaries and affiliates who are not "directors," "executive officers" or "officers" of the Company as such terms are defined in either the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, the rules of the New York Stock Exchange, Inc. or the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder ("Eligible Participants"), and who are important to the success and growth of the business of the Company and its subsidiaries and (ii) assisting the Company to secure and retain the services of such persons. The Plan provides for granting such persons options ("Options") for the purchase of shares of Capital Stock (the "Shares") and tandem stock appreciation rights ("SARs").

2.  Administration

     The Plan shall be administered by the Compensation Committee of the Board of Directors of the Company or such other committee or subcommittee of the Board of Directors of the Company as may be designated by the Board of Directors of the Company to administer the Plan (the "Committee"). The members of the Committee may be changed at any time and from time to time in the discretion of the Board of Directors of the Company. Subject to the limitations and conditions hereinafter set forth, the Committee shall have authority to grant Options hereunder, to determine the number of Shares for which each Option shall be granted and the Option price or prices and to determine any conditions pertaining to the exercise or to the vesting of each Option and to grant tandem SARs in connection with any Option either at the time of the Option grant or thereafter. The Committee shall have full power to construe and interpret the Plan and any Plan agreement executed pursuant to the Plan to establish and amend rules for its administration, and to establish in its discretion terms and conditions applicable to the exercise of Options or SARs. The determination of the Committee on all matters relating to the Plan or any Plan agreement shall be conclusive. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award hereunder.

3.  Shares Subject to the Plan

     The Shares to be transferred or sold pursuant to the exercise of Options or SARs granted under the Plan shall be authorized Shares, and may be issued Shares reacquired by the Company and held in its treasury or may be authorized but unissued Shares. Subject to the provisions of Section 11 hereof (relating to adjustments in the number and classes or series of Capital Stock to be delivered pursuant to the Plan), the maximum aggregate number of Shares to be delivered on the exercise of Options or SARs shall be 500,000 shares of the Company's Class A Common Stock, par value $0.10 per share (the "Class A Common Stock"), and 1,000,000 shares of the Company's Class B Common Stock, par value $0.10 per. Share ("Class B Common Stock") (collectively "Common Stock").

     If an Option expires or terminates for any reason during the term of the Plan and prior to the exercise in full of such Option, the number of Shares previously subject to but not delivered under such Option shall be available for the grant of Options thereafter.

4. Eligibility

     Options  or SARs may be  granted  from  time to time to  selected  Eligible
Participants  of the Company or any subsidiary or affiliate,  as defined in this
Section 4. From time to time, the Committee shall designate from such Eligible Participants those who will be granted Options or SARs and in connection therewith, the number of Shares to be covered by each grant of Options or SARs. Persons granted Options or SARs are referred to hereinafter as "optionees." Nothing in the Plan, or in any grant of Options or SARs pursuant to the Plan, shall confer on any person any right to continue in the employ of the Company or any of its subsidiaries, nor in any way interfere with the right of the Company or any of its subsidiaries to terminate the person's employment at any time.

     The term "subsidiary" shall mean, at the time of reference, any corporation organized or acquired (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of reference, each of the corporations (including the Company) other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term "affiliate" shall mean any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

                    PROVISIONS RELATING TO OPTIONS AND SARS

5. Character of Options

     Options granted hereunder shall not be incentive stock Options as such term is defined in Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"). Options granted hereunder shall be "non-qualified" stock options subject to the provisions of Section 83 of the Code.

     If an Option granted under the Plan is exercised by an optionee, then, at the discretion of the Committee, the optionee may receive a replacement or reload Option hereunder to purchase a number of Shares equal to the number of Shares utilized to pay the exercise price and/or withholding taxes on the Option exercise, with an exercise price equal to the "fair market value" (as defined in Section 7 of the Plan) of a Share on the date such replacement or reload Option is granted, and, unless the Committee determines otherwise, with all other terms and conditions (including the date or dates on which the Option shall become exercisable and the term of the Option) identical to the terms and conditions of the Option with respect to which the reload Option is granted.

6. Stock Option Agreement

     Each Option granted under the Plan, whether or not accompanied by SARs, shall be evidenced by a written stock Option agreement, which shall be executed by the Company and by the person to whom the Option is granted. The agreement shall contain such terms and provisions, not inconsistent with the Plan, as shall be determined by the Committee.

7. Option Exercise Price

     The price per Share to be paid by the optionee on the date an Option is exercised shall not be less than 50 percent of the fair market value of one Share on the date the Option is granted.

     For purposes of this Plan, the "fair market value" as of any date in respect of any Shares of Class A Common Stock shall mean either (i) the closing price per share of Class A Common Stock on such date or (ii) the average of the high and low sales prices of a share of Class A Common Stock on such date, as determined by the Committee in its sole discretion. The closing price on any such date shall be (a) as reported on the composite transactions tape for the principal exchange on which the Class A Common Stock is listed or admitted to trading (the "Composite Tape"), or if the Class A Common Stock is not reported on the Composite Tape or if the Composite Tape is not in use, the last reported sales price regular way on the principal national securities exchange on which the Class A Common Stock shall be listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of Class A Common Stock has been traded during the 30 consecutive trading days commencing 45 trading days before such date), or, in either case, if there is no transaction on any such date, the average of the closing bid and asked prices regular way on such date, or (b) if the Class A Common Stock is not listed on any national securities exchange but is quoted in the Nasdaq National Market (the "Nasdaq") on a last sale basis, the average between the high bid price and low ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported. If on any such date the Class A Common Stock is not listed by or quoted on any such exchange or the Nasdaq, the fair market value of any Shares of Class A Common Stock on such date shall be determined by the Committee in its sole discretion.

     For purposes of this Plan, the "fair market value" as of any date in respect of any Shares of Class B Common Stock shall mean either (i) the closing price per share of Class B Common Stock on such date or (ii) the average of the high and low sales prices of a share of Class B Common Stock on such date, as determined by the Committee in its sole discretion. The closing price on any such date shall be (a) as reported on the composite transactions tape for the principal exchange on which the Class B Common Stock is listed or admitted to trading (the "Class B Composite Tape"), or if the Class B Common Stock is not reported on the Class B Composite Tape or if the Class B Composite Tape is not in use, the last reported sales price regular way on the principal national securities exchange on which the Class B Common Stock shall be listed or admitted to trading (which shall be the national securities exchange on which the greatest number of shares of Class B Common Stock has been traded during the 30 consecutive trading days commencing 45 trading days before such date), or, in either case, if there is no transaction on any such date, the average of the closing bid and asked prices regular way on such date, or (b) if the Class B Common Stock is not listed on any national securities exchange but is quoted in the Nasdaq on a last sale basis, the average between the high bid price and low ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported. If on any such date the Class B Common Stock is not listed by or quoted on any such exchange or the Nasdaq, the fair market value of any Shares of Class B Common Stock on such date shall be determined by the Committee in its sole discretion.

8.  Option Term

     The period after which Options granted under the Plan may not be exercised shall be determined by the Committee with respect to each Option granted, but may not exceed fifteen years from the date on which the Option is granted, subject to the third paragraph of Section 9 hereof.

9.  Exercise of Options

     The time or times at which or during which Options or SARs granted under the Plan may be exercised, and any conditions pertaining to such exercise or to the vesting in the optionee of the right to exercise Options or SARs, shall be determined by the Committee in its sole discretion. Subsequent to the grant of an Option which is not immediately exercisable in full, the Committee, at any time before complete termination of such Option and the related SAR, if any, may accelerate or extend the time or times at which such Option may be exercised in whole or in part.

     No Option or SAR granted under the Plan shall be assignable or otherwise transferable by the optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution and an Option or SAR shall be exercisable during the optionee's lifetime only by the optionee.

     The unexercised portion of any Option or SAR granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

           (a) the expiration of the period of time determined by the Committee upon the grant of such Option; provided that such period shall not exceed fifteen years from the date on which such Option was granted;

           (b)the termination of the optionee's employment by, or services to, the Company and its subsidiaries if such termination constitutes or is attributable to a breach by the optionee of an employment or consulting agreement with the Company or any of its subsidiaries, or if the optionee is discharged or if his or her services are terminated for cause; or

           (c)the expiration of such period of time or the occurrence of such event or events as the Committee in its discretion may provide upon the granting thereof.

     The Committee and the Board of Directors shall have the right to determine what constitutes cause for discharge or termination of services, whether the optionee has been discharged or his or her services terminated for cause and the date of such discharge or termination of services, and such determination of the Committee or the Board of Directors shall be final and conclusive.

     In the event of the death of an optionee, Options or SARs, if any, exercisable by the optionee at the time of his or her death may be exercised within one year thereafter by the person or persons to whom the optionee's rights under the Options or SARs, if any, shall pass by will or by the applicable law of descent and distribution. However, in no event may any Option or SAR be exercised by anyone after the earlier of (a) the final date upon which the optionee could have exercised it had the optionee continued in the employment of the Company or its subsidiaries to such date, or (b) one year after the optionee's death.

     An Option may be exercised only by a notice in writing complying in all respects with the applicable stock Option agreement. Such notice may instruct the Company to deliver Shares due upon the exercise of the Option to any registered broker or dealer approved by the Company (an "approved broker") in lieu of delivery to the optionee. Such instructions shall designate the account into which the Shares are to be deposited. The optionee may tender such notice, properly executed by the optionee, together with the aforementioned delivery instructions, to an approved broker. The purchase price of the Shares as to which an Option is exercised shall be paid in cash or by check, except that the Committee may, in its discretion, allow such payment to be made by surrender of unrestricted Shares (at their fair market value on the date of exercise), or by a combination of cash, check and unrestricted Shares.

     Payment in accordance with this Section 9 may be deemed to be satisfied, if and to the extent provided in the applicable Option agreement, by delivery to the Company of an assignment of a sufficient amount of the proceeds from the sale of Shares acquired upon exercise to pay for all of the Shares acquired upon exercise and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be made at the grantee's direction at the time of exercise, provided that the Committee may require the grantee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the grantee incurring any liability under Section 16 of the Securities Exchange Act of 1934, as amended, and does not require the consent, clearance or approval of any governmental or regulatory body (including any securities exchange or similar self-regulatory organization).

     Wherever in this Plan or any Option agreement an optionee is permitted to pay the exercise price of an Option or taxes relating to the exercise of an Option by delivering Shares, the optionee may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option (or if the Option is paid in cash, cash in an amount equal to the fair market value of such shares on the date of exercise).

     The obligation of the Company to deliver Shares upon such exercise shall be subject to all applicable laws, rules and regulations, and to such approvals by governmental agencies as may be deemed appropriate by the Committee, including, among others, such steps as counsel for the Company shall deem necessary or appropriate to comply with requirements of relevant securities laws. Such obligation shall also be subject to the condition that the Shares reserved for issuance upon the exercise of Options granted under the Plan shall have been duly listed on any national securities exchange which then constitutes the principal trading market for the Shares.

9A  Stock Appreciation Rights

     The Committee may in its discretion grant SARs in connection with any Option, either at the time the Option is granted or at any time thereafter while the Option remains outstanding, to any person who at that time is eligible to be granted an Option. The number of SARs granted to a person which shall be exercisable during any given period of time shall not exceed the number of Shares which such optionee may purchase upon the exercise of the related Option or Options during such period of time. Upon the exercise of an Option pursuant to the Plan, the SARs relating to the Shares covered by such exercise shall terminate. Upon the exercise of SARs pursuant to the Plan, the related Option to the extent of an equal number of Shares shall terminated.

     Upon an optionee's exercise of some or all of such optionee's SARs, the optionee shall receive in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Shares or a combination thereof, as determined in the sole discretion of the Committee. The stock appreciation for an SAR is the difference between (i) the fair market value, as determined by the Committee as set forth in the underlying agreement, of the underlying Share on the date of the exercise of such SAR and
(ii) the Option price specified for the related Option. At the time of such exercise, the optionee shall have the right to elect the portion of the amount to be received that shall consist of cash and the portion that shall consist of Shares, which, for purposes of calculating the number of Shares to be received, shall be valued at their fair market value on the date of the exercise of such SARs. The Committee in its sole discretion shall have the right to disapprove an optionee's election to receive cash in full or partial settlement of the SARs exercised, and to require the Shares to be delivered in lieu of cash. If Shares are to be received upon exercise of an SAR, cash shall be delivered in lieu of any fractional share.

     An SAR shall be exercisable only during the period determined by the Committee, which period shall be within the period when the Option to which it is related is exercisable.

                               GENERAL PROVISIONS

10. Shareholder Rights

     No optionee shall have any of the rights of a shareholder with respect to any Shares unless and until he or she has exercised his or her Option with respect to such Shares and has paid the full purchase price therefor.

11. Changes in Shares

     In the  event of (i) any  split,  reverse  split,  combination  of  shares, reclassification, recapitalization or similar event (including, without limitation, any extraordinary dividends payable in cash or any spin-off of a subsidiary) which involves, affects or is made with regard to any class or series of Capital Stock which may be delivered pursuant to the Plan ("Plan Shares"), (ii) any dividend or distribution on Plan Shares payable in stock, or
(iii) a merger, consolidation or other reorganization as a result of which Plan Shares shall be increased, reduced or otherwise changed or affected, then in each such event the Committee shall, to the extent it deems it to be consistent with such event and necessary or equitable to carry out the purposes of the Plan, appropriately adjust (a) the maximum number of shares of Capital Stock and the classes or series of such Capital Stock which may be delivered pursuant to the Plan, (b) the number of shares of Capital Stock and the classes or series of Capital Stock subject to outstanding Options or SARs, (c) the Option price per share of all Capital Stock subject to outstanding Options, and (d) any other provisions of the Plan; provided, however, that (I) any adjustments made in accordance with clauses (b) and (c) shall make any such outstanding Option or SAR, as nearly as practicable, equivalent to such Option or SAR immediately prior to such change and (II) no such adjustment shall give any optionee any additional benefits under any outstanding Option.

12. Reorganization

     In the event that the Company is merged or consolidated with another corporation, or in the event that all or substantially all of the assets of the Company are acquired by another corporation, or in the event of a reorganization or liquidation of the Company (each such event being hereinafter referred to as a "Reorganization Event") or in the event that the Board of Directors shall propose that the Company enter into a Reorganization Event, then the Committee may in its discretion take any or all of the following actions: (i) by written notice to each optionee, provide that his or her Options will be terminated unless exercised within thirty days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice (without acceleration of the exercisability of such Options); and (ii) advance the date or dates upon which any or all outstanding Options shall be exercisable.

     Whenever deemed appropriate by the Committee, any action referred to in subparagraph (a) above may be made conditional upon the consummation of the applicable Reorganization Event. The provisions of this Section 12 shall apply notwithstanding any other provision of the Plan.

13. Change of Control

     Notwithstanding anything in the Plan to the contrary, upon (i) the acquisition by any person of 50% or more of the combined voting power of the Company's outstanding securities entitled to vote generally in the election of directors, or (ii) a majority of the directors of the Company being individuals who are not nominated by the Board of Directors (a "Change of Control"), then any outstanding Options granted under the Plan shall be fully and immediately exercisable. The acquisition of any portion of the combined voting power of the Company by DWG Acquisition Group, L.P., Nelson Peltz or Peter May or by any person affiliated with such persons (or the acquisition or disposition by any person or persons who receive any award under Section 11 of the 1993 Plan) shall in no event constitute a Change of Control.

14. Withholding Taxes

     Whenever under the Plan shares of Common Stock are to be delivered pursuant to an award, the Committee may require as a condition of delivery that the optionee or grantee remit an amount sufficient to satisfy all federal, state and other governmental holding tax requirements related thereto. Whenever cash is to be paid under the Plan (whether upon exercise of an SAR or otherwise), the Company may, as a condition of its payment, deduct therefrom, or from any salary or other payments due to the grantee, an amount sufficient to satisfy all federal, state and other governmental withholding tax requirements related thereto or to the delivery of any shares of Common Stock under the Plan.

     Without limiting the generality of the foregoing, (i) an optionee may elect to satisfy all or part of the foregoing withholding requirements by delivery of unrestricted shares of Common Stock owned by the optionee for at least six months (or such other period as the Committee may determine) having a fair market value (determined as of the date of such delivery by the optionee) equal to all or part of the amount to be so withheld, provided that the Committee may require, as a condition of accepting any such delivery, the optionee to furnish an opinion of counsel acceptable to the Committee to the effect that such delivery would not result in the optionee incurring any liability under Section 16(b) of the Act; and (ii) the Committee may permit any such delivery to be made by withholding shares of Common Stock from the Shares otherwise issuable pursuant to the award giving rise to the tax withholding obligation (in which event the date of delivery shall be deemed the date such award was exercised).

15. Amendment and Discontinuance

     The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan and provided further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any optionee or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected optionee, holder or beneficiary.

16. Securities Laws.

     Notwithstanding any provision of the Plan or any Option agreement to the contrary, the exercise of the Options and delivery of Shares in connection therewith will be subject to completion of any registration or qualification (or satisfaction of an available exemption from registration or qualification) of the Options or the Shares under applicable state and federal securities or other laws, or under any ruling or regulation of any governmental body or national securities exchange that the Company, on the advice of counsel, determines to be necessary or advisable.

17. Governing Laws

     The Plan shall be applied and construed in accordance with an governed by the law of the State of Delaware, to the extent such law is not superseded by or inconsistent with Federal law.

18. Effective Date and Duration of Plan

     The Plan shall become effective on December 11, 1997, the date of its adoption by the Executive Committee of the Board of Directors. The term during which Options may be granted under the Plan shall expire on December 11, 2002.

19. Amendments to Agreements

     Notwithstanding any other provision of the Plan, the Board of Directors, or any authorized committee thereof, may amend the terms of any agreement entered into in connection with any award granted pursuant to the Plan, provided that the terms of such amendment are not inconsistent with the terms of the Plan.

20. Deferral

     The Committee, in its sole discretion, may establish procedures whereby one or more optionees selected by the Committee may elect to defer the receipt of Shares upon the exercise of Options (which are not incentive stock options) for a specified period and/or until the occurrence of a specified event.